Other investments	12 Months Ended
Dec. 31, 2025
Other investments
Other investments

C4. Other investments

Other investments held at year end mainly comprised investments in unlisted shares in a joint venture based in the Cayman Islands and term deposits maturing in more than three months from the date that the deposit was placed. The weighted average effective interest rate earned is 4.2% (2024: 6.3%), with $nil fixed for six months (2024: $1m) and $2m fixed for six months to one year (2024: $1m). Fair value is equal to carrying value for all other investments.

Financial assets are denominated in the following currencies:

	2025	2024
	$m	$m
Pound sterling	2	1
Other	25	26
	27	27
Analysed as follows:
Current portion	2	1
Non-current portion	25	26
	27	27

None of the financial assets are either past due or impaired in 2025 (2024: none).